Exhibit 99.3

AMENDED AND RESTATED BYLAWS

OF

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Effective May 1, 2006)

1. OFFICES

1.1 . Registered Office

The initial registered office of the Corporation shall be in Wilmington, Delaware, and the initial registered agent in charge thereof shall be Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

1.2 . Other Offices

The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2. MEETINGS OF STOCKHOLDERS

2.1 . Place of Meetings

All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors, the Chairman of the Board or the President.

2.2 . Annual Meetings

The Corporation shall hold annual meetings of stockholders, commencing with the year 1998, on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, at which stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

2.3. Special Meetings

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President of the Corporation, and shall be called by the President or the Secretary of the Corporation at the request in writing of stockholders possessing at least 25 percent of the voting power of the issued and outstanding voting stock of the Corporation entitled to vote generally for the election of directors. Such request shall include a statement of the purpose or purposes of the proposed meeting.

2.4 . Notice of Meetings

Notice of any meeting of stockholders, stating the place, date and hour of the meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware General Corporation Law.

2.5 . Waivers of Notice

Whenever the giving of any notice is required by statute, the Certificate of Incorporation of the Corporation (which shall include any amendments thereto and shall be hereinafter referred to as so amended as the “Certificate of Incorporation”) or these Bylaws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (a) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (b) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

2.6 . Business at Special Meetings

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these Bylaws).

2.7 . List of Stockholders

After the record date for a meeting of stockholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or during ordinary business hours, at the principal place of business of the Corporation. Such list shall also, for the duration of the meeting, be produced and kept open to the examination of any stockholder who is present at the time and place of the meeting.

2.8 . Quorum at Meetings

Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the shares entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or classes is required, the holders of a majority of the outstanding shares of such class or classes, who are present in person or represented by proxy, shall constitute a quorum entitled to take action on that matter. Once a share is represented for any purpose at a meeting (other than solely to object (a) to holding the meeting or transacting business at the meeting, or (b) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

2.9. Voting and Proxies

Unless otherwise provided in the Delaware General Corporation Law or in the Corporation’s Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation’s capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

2.10. Required Vote

When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to the matter, unless the proposed action is one upon which, by express provision of statutes or of the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control the decision of such question. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class, unless the proposed action is one upon which, by express provision of statutes or of the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.11. Action Without a Meeting

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders, unless such consent is unanimous.

2.12. Business at Annual Meeting

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, a stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.

For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given proper and timely notice thereof in writing to the Secretary of the Corporation as specified herein. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the date that corresponds to 120 days prior to the date the Corporation’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the stock that are held of record, beneficially owned and represented by proxy on the date of such stockholder notice and on the record date of the meeting (if such date shall have been made publicly available) by the stockholder and by any other stockholders known by such stockholder to be supporting such proposal on such dates, (iv) any financial interest of the stockholder in such proposal, and (v) all other information that would be required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder or stockholders were a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934, as amended. The Board of Directors may reject any stockholder proposal not made strictly in accordance with the terms of this Section 2.12. Alternatively, if the Board of Directors fails to consider the validity of any stockholder proposal, the presiding officer of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that the stockholder proposal was not made in strict accordance with the terms of this Section 2.12 and, if the presiding officer should so determine, the presiding officer shall so declare at the annual meeting, and any such business or proposal not properly brought before the annual meeting shall not be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

2.13 Inspectors of Votes

The presiding officer of the meeting may appoint an inspector of votes to act at each meeting of the stockholders, unless the Board of Directors shall have theretofore made such appointment. The inspector of votes shall first subscribe an oath or affirmation faithfully to execute the duties of an inspector of votes at the meeting with strict impartiality and according to the best of such inspector’s ability. Such inspector of votes, if any, shall take charge of the ballots, if any, at the meeting, and after the balloting on any question, shall count the ballots cast and shall make a report in writing to the secretary of the meeting of the results of the balloting. An inspector of votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an inspector of votes on any question other than a vote for or against such officer’s election to any position with the Corporation or on any other question in which such officer may be directly interested.

3. DIRECTORS

3.1 . Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the Delaware General Corporation Law. The Board of Directors shall annually elect a Chairman of the Board from among its members and shall designate, when present, either the Chairman of the Board or the President to preside at its meetings. If neither the Chairman of the Board nor the President is present, the Board of Directors may designate another officer to preside at such meeting. The Chairman of the Board and the President may be the same person. The Board of Directors may also annually elect one or more Vice Chairmen from among its members, with such duties as the Board of Directors shall from time to time prescribe.

3.2. Number and Election

The term “entire Board of Directors” as used herein shall mean the total number of directors constituting the entire Board of Directors irrespective of the number of directors then in office or vacancies. The total number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors passed by the affirmative vote of at least two-thirds of the directors then in office, provided, that such number shall be consistent with the minimum and maximum number of directors set forth in the Certificate of Incorporation. Directors shall be elected at annual meetings of the stockholders, except as provided in Section 3.3 hereof, and each director elected shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal. Directors need not be stockholders.

3.3. Vacancies

Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled by a majority of the directors then in office, whether or not a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected. Each director so chosen shall hold office until the next election, and until such director’s successor is elected and qualified, or until the director’s earlier resignation or removal. In the event that one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election, and until such director’s successor is elected and qualified, or until the director’s earlier resignation or removal.

3.4. Meetings

3.4.1. Regular Meetings

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.4.2. Special Meetings

Special meetings of the Board may be called by the Chairman of the Board or President on one day’s notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission. The notice need not describe the purpose of a special meeting.

3.4.3. Telephone Meetings

Members of the Board of Directors may participate in a meeting of the Board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

3.4.4. Action Without Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by electronic transmission and the writing or writings and transmission or transmissions are filed with the minutes of proceedings of the Board of Directors.

3.4.5. Waiver of Notice of Meeting

A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.5 . Quorum and Vote at Meetings

At all meetings of the Board, a quorum of the Board of Directors consists of the presence of a majority of the total number of directors constituting the entire Board of Directors. The affirmative vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws.

3.6 . Committees of Directors

3.6.1. General

The Board of Directors may by resolution designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The qualifications for any director to serve on any committee of the Board shall be subject to the provisions of the Sarbanes-Oxley Act of 2002, the Rules and Regulations adopted by the Securities and Exchange Commission implementing the Sarbanes-Oxley Act of 2002, and all applicable rules of Nasdaq or any national securities exchange on which any securities of the Corporation are listed. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors pursuant to Section 151(a) of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of any shares of any series), adopting an agreement of merger or consolidation pursuant to Sections 251, 252, 257, 258, 263 or 264 of the Delaware General Corporation Law, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws; and unless the resolutions, these Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless otherwise specified in the resolution of the Board of Directors designating the committee, at all meetings of each such committee of directors, a majority of the members of the committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors, when required.

3.6.2. Compliance with Listing Requirements.

So long as any of the Corporation’s securities are listed on a national securities exchange or quoted on the Nasdaq National Market, the Corporation shall create, constitute and keep in effect any committees that may be required pursuant to the listing requirements of such national securities exchange or the Nasdaq National Market including but limited to an Audit Committee, a Compensation Committee and a Nominating Committee. Each member of each such committee shall be “independent” as defined under both the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, and the applicable rules of the national securities exchange or the Nasdaq National Market.

3.6.3. Nominating Committee

The Board of Directors shall establish a Nominating Committee authorized to (i) select nominees for director positions to be recommended by the Board of Directors for election as directors and (ii) fill any newly created director positions or any vacancies in director positions. The Nominating Committee shall consist of at least three members. The approval of a majority of the members on the Nominating Committee shall be required in order for the Board of Directors to select any nominee for a director position.

3.6.4. Compensation Committee

The Board of Directors shall establish a Compensation Committee whose principal duties shall be (i) to review key employee compensation policies, plans and programs, (ii) to review and approve the compensation of the chief executive officer and the other executive officers of the Corporation, (iii) to review and approve any employment contracts, severance arrangements, change of control arrangements or similar arrangements between the Corporation and any executive officer of the Corporation, (iv) to review and consult with the chief executive officer concerning selection of officers, management succession planning, performance of individual executives and related matters, and (v) to administer the Corporation’s stock option plans, incentive compensation plan programs and any such plans that the Board of Directors may from time to time adopt and to exercise all the powers, duties and responsibilities of the Board of Directors with respect to such plans, in addition to any other duties set forth in such committee’s charter. The Compensation Committee shall consist of at least three members.

3.6.5. Audit Committee

The Board of Directors shall establish an Audit Committee for the purpose of fulfilling the Board of Director’s oversight responsibilities regarding the Corporation’s and its subsidiaries’ accounting and systems of internal controls, the quality and integrity of the Corporation’s financial reports and the independence and performance of the Corporation’s outside auditor as set forth in the Audit Committee charter. The Audit Committee shall consist of at least three members. The approval of a majority of the entire Audit Committee shall be required to approve the appointment of the independent auditors of the Corporation and its consolidated subsidiaries and any change in such appointment. At least one member of the Audit Committee shall be an “Audit Committee Financial Expert” as such term is defined in the rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

3.7 . Compensation of Directors.

As expressly provided by resolution adopted by the Board of Directors, and subject to the provisions of the Sarbanes-Oxley Act of 2002, the Rules and Regulations adopted by the Securities and Exchange Commission implementing the Sarbanes-Oxley Act of 2002, and all applicable rules of Nasdaq or any national securities exchange on which any securities of the Corporation are listed, the directors may, as such, receive remuneration for their services; and the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as such director’s annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for such director’s attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by such director on account of such director’s attendance at any meeting. Nothing in this Section 3.7 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefore.

3.8. Nomination of Directors

Only persons who are nominated in accordance with the procedures set forth in this Section 3.8 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Nominating Committee of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with notice procedures set forth in this Section 3.8. Such nominations, other than those made by or at the direction of the Nominating Committee of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder notice shall be delivered to or mailed and received at the principal executive office of the Corporation not later than the date that corresponds to 120 days prior to the date the Corporation’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation’s stock which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder, (ii) the class and number of shares of the Corporation’s stock which are beneficially owned by such stockholder and (iii) any other information relating to such stockholder that is required to be furnished pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No later than the tenth day following the date of receipt of a stockholder nomination submitted pursuant to this Section 3.8, the Nominating Committee of the Board of Directors of the Corporation shall, if the facts warrant, determine and notify in writing the stockholder making such nomination that such nomination was not made in accordance with the time limits and/or other procedures prescribed by the bylaws. If no such notification is mailed to such stockholder within such ten-day period, such nomination shall be deemed to have been made in accordance with the provisions of this Section 3.8. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.8.

4. OFFICERS

4.1 . Positions

The officers of the Corporation shall be a Chairman of the Board, a President, a Chief Executive Officer, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as the Board of Directors from time to time may appoint, including one or more Vice Chairpersons, a Chief Operating Officer, Executive Vice Presidents, a General Counsel, Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person, except that in no event shall the President and the Secretary be the same person. Each of the Chairman of the Board, the President and Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, and/or any Executive Vice President or Senior Vice President may execute bonds, mortgages and other documents under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the authorization therefor shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

4.2. Chairman of the Board

The Chairman of the Board shall (when present) preside at all meetings of the Board of Directors and stockholders and shall ensure that all orders and resolutions of the Board of Directors are carried into effect. Unless the Board shall designate a person other than the Chairman as the President and Chief Executive Officer, the Chairman of the Board shall also be the President and Chief Executive Officer of the Corporation, and as such shall have overall executive responsibility and authority for management of the business, affairs and operations of the Corporation (subject to the authority of the Board of Directors). As President and Chief Executive Officer, the Chairman of the Board shall, in general, perform all duties incident to the office of a president and chief executive officer of a corporation, including those duties customarily performed by persons holding such offices, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors.

4.3 . Chief Executive Officer

Subject to the authority of the Board of Directors, the Chief Executive Officer shall have overall executive responsibility and authority for management of the business, affairs and operations of the Corporation, and, in general, shall perform all duties incident to the office of a chief executive officer of a corporation, including those duties customarily performed by persons holding such office, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors.

4.4 . President

The President shall be the chief operating officer of the Corporation and shall have responsibility and authority for management of the day-to-day operations of the Corporation, subject to the authority of the Chief Executive Officer and the Board of Directors and, in general, shall perform all duties incident to the office of a president of a corporation including those duties customarily performed by persons holding such office and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors.

4.5 . Chief Financial Officer

The Chief Financial Officer of the Corporation shall have general charge and supervision of the financial affairs of the Corporation, including budgetary, accounting and statistical methods, and shall approve payment, or designate others serving under him to approve for payment, all vouchers and warrants for disbursements of funds, and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors, the President or Chief Executive Officer.

4.6. Chief Operating Officer

The Chief Operating Officer of the Corporation shall have general charge and supervision of the day to day operations of the Corporation (subject to the direction of the President and the authority of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors, or the President or Chief Executive Officer.

4.7. General Counsel

The General Counsel of the Corporation shall be responsible for supervising the legal affairs of the Corporation, and, in general, shall perform such other duties as are incident to the office of a general counsel of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors, the President or Chief Executive Officer.

4.8 . Vice President

In the absence of the President or in the event of the President’s failure or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President and Chief Executive Officer. The Vice President or Vice Presidents, in general, shall perform such other duties as are incident to the office of a vice president of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or her or them by the Board of Directors, the President or Chief Executive Officer. The Board of Directors may designate one or more Vice Presidents as Executive Vice Presidents or Senior Vice Presidents.

4.9 . Secretary

The Secretary, or an Assistant Secretary, shall attend all meetings of the Board of Directors and all meetings of the stockholders, and shall record all the proceedings of the meetings of the stockholders and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees, when required. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President and Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Vice President. The Secretary, or an Assistant Secretary, shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and, in general, shall perform all duties as are incident to the office of a secretary of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors, the President, Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Executive Vice President.

4.10. Assistant Secretary

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act or when requested by the Chairman of the Board, the President and Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Executive Vice President, perform the duties and exercise the powers of the Secretary, and, in general, shall perform all duties as are incident to the office of an assistant secretary of a corporation, including those duties customarily performed by persons holding such office, and shall perform such other duties as, from time to time, may be assigned to him or her or them by the Board of Directors, the President, Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Executive Vice President or the Secretary. An Assistant Secretary may or may not be an officer, as determined by the Board of Directors.

4.11. Treasurer

The Treasurer shall have responsibility for the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also render to the President and Chief Executive Officer and the Chief Operating Officer, upon request, and to the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all financial transactions and of the financial condition of the Corporation and, in general, shall perform such duties as are incident to the office of a treasurer of a corporation, including those customarily performed by persons occupying such office, and shall perform all other duties as, from time to time, may be assigned to him or her by the Board of Directors, the President, Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Executive Vice President.

4.12. Assistant Treasurer

The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer’s inability or refusal to act, perform the duties and exercise the powers of the Treasurer, and, in general, shall perform all duties as are incident to the office of an assistant treasurer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or them by the Board of Directors, the President, Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Executive Vice President or by the Treasurer. An Assistant Treasurer may or may not be an officer, as determined by the Board of Directors.

4.13. Term of Office

The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the directors constituting the entire Board of Directors.

4.14. Compensation

The compensation of officers of the Corporation shall be fixed by the Compensation Committee of the Board of Directors.

4.15. Fidelity Bonds

The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5. CAPITAL STOCK

5.1 . Certificates of Stock; Uncertificated Shares

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairman of the Board, President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

5.2 . Lost Certificates

The Board of Directors, Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as the Board or such officer shall require and/or to give the Corporation a bond or indemnity, in such sum or on such terms and conditions as the Board or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

5.3 . Record Date

5.3.1. Actions by Stockholders

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Section 213(b) of the Delaware General Corporation Law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

5.3.2. Payments

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

5.3.3. Stockholders of Record

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

6. INDEMNIFICATION

6.1 . Authorization of Indemnification

Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the Delaware General Corporation Law, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to Section 6.2 hereof) only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this Section 6.1 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys’ fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that, if and to the extent the Delaware General Corporation Law requires, the payment of such expenses (including attorneys’ fees) incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 6 or otherwise; and provided further, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

6.2. Right of Claimant to Bring Action Against the Corporation

If a claim under Section 6.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under Section 6.1 but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (in the manner provided under the Delaware General Corporation Law) to have made a determination prior to or after the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the Delaware General Corporation Law) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct.

6.3. Non-exclusivity

The rights to indemnification and advance payment of expenses provided by Section 6.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

6.4. Survival of Indemnification

The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Section 6.1 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

6.5. Insurance

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general )or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person’s status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the Delaware General Corporation Law.

7. GENERAL PROVISIONS

7.1. Inspection of Books and Records

Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

7.2 . Dividends

The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

7.3 . Reserves

The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

7.4 . Execution of Instruments

All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.5 . Fiscal Year

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

7.6 . Seal

The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

7.7. Pronouns

All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

7.8 . Amendments

The Board of Directors or the stockholders may from time to time adopt, amend or repeal the Bylaws of the Corporation. Such action by the Board of Directors shall require the affirmative vote of at least a majority of the directors then in office at a duly constituted meeting of the Board of Directors called for such purpose. Such action by the stockholders shall require the affirmative vote of the holders of at least a majority of the outstanding shares of stock of the Corporation entitled to vote thereon at a duly constituted meeting of stockholders called for such purpose.

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Adopted this 1st day of May 2006.

/s/ James Archbold
Name: James Archbold
Title: Secretary